Exhibit 23(h)(i)(c)


                                AMENDED EXHIBIT A

         THIS EXHIBIT A, amended and restated as of October 1, 2009, is Exhibit A to that certain Transfer Agency Services Agreement dated as of November 1, 1999 between PNC Global Investment Servicing (U.S.) Inc. (formerly, PFPC Inc.) and WT Mutual Fund.

-------------------------------------------------------------- -------------------------------------------------------
Wilmington Short/Intermediate-Term Bond Fund                   Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Broad Market Bond Fund                              Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Municipal Bond Fund                                 Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Multi-Manager Real Asset Fund                       Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Multi-Manager International Fund                    Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Multi-Manager Large-Cap Fund                        Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Small-Cap Strategy Fund                             Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Prime Money Market Fund                             Institutional Shares
                                                               Service Shares
                                                               W Shares
-------------------------------------------------------------- -------------------------------------------------------
-------------------------------------------------------------- -------------------------------------------------------
Wilmington U.S. Government Money Market Fund                   Institutional Shares
                                                               Service Shares
                                                               W Shares
-------------------------------------------------------------- -------------------------------------------------------
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Tax-Exempt Money Market Fund                        Institutional Shares
                                                               W Shares
-------------------------------------------------------------- -------------------------------------------------------
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Aggressive Asset Allocation Fund                    Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------
-------------------------------------------------------------- -------------------------------------------------------
Wilmington Conservative Asset Allocation Fund                  Institutional Shares
                                                               A Shares
-------------------------------------------------------------- -------------------------------------------------------

